                                                               EXHIBIT 4.5
-------------------------------------------------------------------------------

                         Registration Rights Agreement

                            Dated February 25, 1998

                                     among

                        Yorkshire Power Finance Limited

                                      and

                         Yorkshire Power Group Limited

                                      and
                              Merrill Lynch & Co.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              Salomon Brothers Inc
                          J.P. Morgan Securities Inc.
                       Morgan Stanley & Co. Incorporated
                               UBS Securities LLC

                             as Initial Purchasers

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

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into this 25th day of February, 1998 among Yorkshire Power Finance Limited, a company with limited liability incorporated under the laws of the Cayman Islands (the "Issuer"), Yorkshire Power Group Limited, a private company with limited
      ------
liability incorporated in England (the "Guarantor"), and Merrill Lynch & Co.,
                                        ---------
Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC (collectively, the "Initial Purchasers").
                    ------------------

     This Agreement is made pursuant to the Purchase Agreement dated February 19, 1998 among the Issuer, the Guarantor and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the
-------------------
Issuer to the Initial Purchasers of an aggregate of $350,000,000 aggregate principal amount of the Issuer's 6.154% Series A Senior Notes due 2003 (the "2003 Notes") and $300,000,000 aggregate principal amount of the Issuer's 6.496%
-----------
Series A Senior Notes due 2008 (the "2008 Notes" and, together with the 2003
                                     ----------
Notes, the "Securities"). The Securities are to be issued by the Issuer pursuant
            ----------
to the provisions of an Indenture dated as of February 1, 1998, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture thereto each dated as of February 25, 1998, among the Issuer, the Guarantor, The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (the "Trustee"), and Banque Generale du Luxembourg S.A., as paying and
            -------
transfer agent (the "Paying Agent") (such Indenture, as so supplemented and as
                     ------------
it may be further amended, supplemented or otherwise modified from time to time, the "Indenture"). The Guarantor will irrevocably and unconditionally guarantee
     ---------
the due and punctual payment of principal of and premium, if any, and interest on the Securities and the Exchange Securities (as defined in Section 1 hereof), when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise (including any Additional Amounts (as defined in the Indenture)) (the "Guarantee").
                  ---------

     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

1.  Definitions. As used in this Agreement, the following capitalized defined
    -----------
terms shall have the following meanings:

     "2003 Notes" shall have the meaning set forth in the preamble to this
      ----------
Agreement.

     "2008 Notes" shall have the meaning set forth in the preamble to this
      ----------
Agreement.

     "Additional Interest" shall have the meaning set forth in Section 2(e)
      -------------------
hereof.

     "Advice" shall have the meaning set forth in the last paragraph of Section
      ------
3 hereof.

     "AICPA" shall have the meaning set forth in Section 3(m) hereof.
      -----

     "Agreement" shall have the meaning set forth in the preamble to this
      ---------
Agreement.

     "Applicable Period" shall have the meaning set forth in Section 3(t)
      -----------------
hereof.

     "Business Day" shall mean each day that is not a Saturday, a Sunday or a
      ------------
day on which banking institutions in New York, New York are authorized or obligated by law to remain closed.

     "Company Counsel" shall have the meaning set forth in Section 4(a) hereof.
      ---------------

     "Depositary" shall mean The Depository Trust Company, or any other
      ----------
depositary appointed by the Issuer; provided, however, that such depositary must have an address in New York, New York.

     "Effectiveness Period" shall have the meaning set forth in Section 2(b)
      --------------------
hereof.

     "Event Date" shall have the meaning set forth in Section 2(e) hereof.
      ----------

     "Exchange Act" shall mean the United States Securities Exchange Act of
      ------------
1934, as amended from time to time.

     "Exchange Offer" shall mean the offer by the Issuer to the Holders to
      --------------
exchange all of the Registrable Securities for a like principal amount of Exchange Securities pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean the registration under the
      ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer
      -------------------------------------
registration statement of the Issuer and the Guarantor pursuant to the provisions of Section 2(a) hereof that registers the Exchange Securities and the Guarantee on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Period" shall have the meaning set forth in Section 2(a)(ii)(B)
      ---------------
hereof.

     "Exchange Securities" shall mean, collectively, (a) the 6.154% Series B
      -------------------
Senior Notes due 2003 and (b) the 6.496% Series B Senior Notes due 2008 issued by the Issuer under the Indenture containing terms substantially identical to the Securities (except that they will not contain terms with respect to transfer restrictions under the Securities Act and will not provide for any Additional Interest under certain circumstances as set forth herein).

     "Guarantee" shall have the meaning set forth in the preamble to this
      ---------
Agreement.

     "Guarantor" shall have the meaning set forth in the preamble to this
      ---------
Agreement and also includes the Guarantor's successors and permitted assigns.

     "Holder" shall mean the Initial Purchasers, for so long as they own any
      ------
Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who are Holders (as defined in the Indenture) of Registrable Securities under the Indenture.

     "Indenture" shall have the meaning set forth in the preamble to this
      ---------
Agreement.

     "Initial Purchasers" shall have the meaning set forth in the preamble to
      ------------------
this Agreement.

     "Inspectors" shall have the meaning set forth in Section 3(n) hereof.
      ----------

     "Issuer" shall have the meaning set forth in the preamble to this Agreement
      ------
and also includes the Issuer's successors and permitted assigns.

     "Judgment Currency" shall have the meaning set forth in Section 7(m)
      -----------------
hereof.

     "Majority Holders" shall mean the Holders of a majority of the aggregate
      ----------------
principal amount of outstanding (as determined under the Indenture) Registrable Securities.

     "NASD" shall mean the National Association of Securities Dealers, Inc.
      ----

     "Paying Agent" shall have the meaning set forth in the preamble to this
      ------------
Agreement.

     "Participating Broker-Dealer" shall have the meaning forth in Section 3(t)
      ---------------------------
hereof.

     "Person" shall mean an individual, partnership, limited liability company,
      ------
corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in the preamble to
      ------------------
this Agreement.

     "Records" shall have the meaning set forth in Section 3(n) hereof.
      -------

     "Registrable Securities" shall mean the Securities until (a) a Registration
      ----------------------
Statement with respect to such Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act by the SEC and such Securities shall have been disposed of pursuant to such Registration Statement, (b) such Securities shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the Securities Act, (c) such Securities shall have ceased to be outstanding or (d) such Securities have been exchanged for Exchange Securities upon consummation of the Exchange Offer and are thereafter freely tradeable by the holder thereof (other than an affiliate of the Issuer or the Guarantor).

     "Registration Expenses" shall mean any and all expenses incidental to
      ---------------------
performance of or compliance by the Issuer and the Guarantor with this Agreement, including: (a) all registration and filing fees of the SEC and the NASD, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder in accordance with the rules and regulations of the NASD, (b) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements (not exceeding $10,000) of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (c) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, including any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements, exchange agent agreements, dealer manager agreements and other documents relating to the performance of and compliance with this Agreement, (d) all rating agency fees,
(e) the fees and disbursements of counsel for the Issuer and the Guarantor and of the independent certified public accountants of the Issuer and the Guarantor, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (f) the fees and expenses of the Trustee, the Paying Agent and any exchange agent or custodian, (g) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges and (h) any fees and disbursements of any underwriter customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Issuer or the Guarantor in connection with any Registration Statement.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Issuer and the Guarantor that registers any of the Exchange Securities or the Registrable Securities and the Guarantee pursuant to the provisions of this Agreement, including any Exchange Offer Registration Statement and Shelf Registration Statement, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---

     "Securities" shall have the meaning set forth in the preamble to this
      ----------
Agreement.

     "Securities Act" shall mean the United States Securities Act of 1933, as
      --------------
amended from time to time.

     "Shelf Registration" shall mean a registration under the Securities Act
      ------------------
effected pursuant to Section 2(b) hereof.

     "Shelf Registration Event" shall have the meaning set forth in Section 2(b)
      ------------------------
hereof.

     "Shelf Registration Event Date" shall have the meaning set forth in Section
      -----------------------------
2(b) hereof.

     "Shelf Registration Statement" shall mean a shelf registration statement of
      ----------------------------
the Issuer and the Guarantor pursuant to the provisions of Section 2(b) hereof that registers the Registrable Securities and the Guarantee on an appropriate form pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Time of Purchase" shall mean the Time of Purchase as defined in the
      ----------------
Purchase Agreement.

     "Trust Indenture Act" shall mean the United States Trust Indenture Act of
      -------------------
1939, as amended from time to time.

     "Trustee" shall have the meaning set forth in the preamble to this
      -------
Agreement.

2.   Registration Under the Securities Act.
     -------------------------------------
     (a) Exchange Offer. (i) To the extent not prohibited by any applicable law
         --------------
     or applicable interpretation of the staff of the SEC, each of the Issuer and the Guarantor shall, for the benefit of the Holders, at the cost of the Issuer and the Guarantor, use its reasonable best efforts (A) to cause to be filed with the SEC within 150 calendar days after the Time of Purchase the Exchange Offer Registration Statement relating to the Exchange Offer,
     (B) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC within 180 calendar days after the Time of Purchase and (C) to keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer shall promptly commence the Exchange Offer, it being the objective of the Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of Exchange Securities (assuming that such Holder (1) is not an affiliate of the Issuer or the Guarantor within the meaning of Rule 405 under the Securities Act, (2) is not a broker-dealer tendering Registrable Securities acquired directly from the Issuer or the Guarantor for its own account, (3) acquires the Exchange Securities in the ordinary course of such Holder's business and (4) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

          (ii) In connection with the Exchange Offer, the Issuer and the Guarantor shall:

               (A) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (B) keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");
                                     ---------------

               (C) utilize the services of the Trustee and the Depositary for the Exchange Offer;

               (D) permit each Holder to (i) withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged and (ii) tender Securities according to customary guaranteed delivery procedures if such Holder cannot deliver such Securities or complete procedures relating thereto on a timely basis prior to the close of business, New York time, on the last Business Day of the Exchange Period;

               (E) notify each Holder that any Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

               (F) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          (iii) As soon as practicable after the close of the Exchange Offer, the Issuer and the Guarantor shall:

               (A) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

               (B) deliver, or cause to be delivered, to the Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Issuer and the Guarantor; and

               (C) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security equal in principal amount to the principal amount of the Securities surrendered by such Holder.

          (iv) Interest on each Exchange Security will accrue from the last interest payment date on which semi-annual interest was paid on the Securities tendered in exchange therefor or, if no semi-annual interest has been paid on the Securities, from the date of original issue of the Securities. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, each of the Issuer and the Guarantor shall use its reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any such Holder, representations (i) that such Holder is not an affiliate of the Issuer or the Guarantor within the meaning of Rule 405 under the Securities Act or, if it is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (ii) that any Exchange Securities to be received by it will be acquired in the ordinary course of business and (iii) that at the time of the commencement of the Exchange Offer, it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. The Issuer and the Guarantor shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in the Morgan Stanley and Co., Inc. (available June 5, 1991) and the Exxon Capital Holdings Corporation (available May 13, 1988) no-action letters as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Issuer or the Guarantor.

          (v) Upon consummation of the Exchange Offer in accordance with this
     Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Exchange Securities that are held by Participating Broker-Dealers, and the Issuer and the Guarantor shall have no further obligation to register Registrable Securities (other than pursuant to Section 2(b)(iii) hereof) pursuant to Section 2(b) of this Agreement.

     (b)  Shelf Registration.  In the event that (i) the Issuer and the
          ------------------
Guarantor are not permitted to effect the Exchange Offer pursuant to Section 2(a) hereof because of any change in law or in currently prevailing interpretations of the staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective by the SEC within 180 calendar days after the Time of Purchase for any reason or (iii) any Initial Purchaser requests with respect to any Registrable Securities that it acquired directly from the Issuer or the Guarantor and, with respect to other Registrable Securities held by it, if such Initial Purchaser is not permitted, in the reasonable opinion of nationally recognized counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws (any of the events specified in clauses (i) through (iii) above being a "Shelf Registration Event" and the date of occurrence thereof, a "Shelf
-------------------------                                         -----
Registration Event Date"), the Issuer and the Guarantor shall (A) promptly cause
-----------------------
the Trustee to deliver to the Holders written notice of such Shelf Registration Event and (B) at the sole expense of the Guarantor, use their reasonable best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, and, in any event, within 60 days after such Shelf Registration Event Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use their reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Issuer and the Guarantor in writing, within 15 days after receipt of a request therefor, such information as the Issuer and the Guarantor may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Issuer or the Guarantor all information with respect to such Holder necessary to make the information previously furnished to the Issuer and the Guarantor by such Holder not materially misleading.

     The Issuer and the Guarantor agree to use their reasonable best efforts to keep each Shelf Registration Statement continuously effective for a period of two years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act) (or similar successor rule)) from the date of issuance of the Securities (subject to extension pursuant to the last sentence of Section 3 hereof) or for such shorter period that will terminate when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"). The Issuer and the Guarantor shall not
                 --------------------
permit any securities other than Registrable Securities to be included in such Shelf Registration. The Issuer and the Guarantor will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus that is a part of such Shelf Registration Statement, notify each such Holder when such Shelf Registration has become effective and use their reasonable best efforts to take certain other actions as are required to permit unrestricted resales of the Registrable Securities covered by such Shelf Registration Statement. The Issuer and the Guarantor further agree, if necessary, to supplement or amend such Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Issuer and the Guarantor for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations promulgated by the SEC, and the Issuer and the Guarantor agree to furnish to the Holders of Registrable Securities covered by such Shelf Registration Statement copies of any such supplement or amendment promptly after it is being used or filed with the SEC.

(c)  Expenses. The Issuer and the Guarantor shall pay all Registration Expenses
     --------
     in connection with the registration of the Registrable Securities pursuant to Section 2(a) or 2(b) hereof and will reimburse the Initial Purchasers for the reasonable fees and disbursements of Winthrop, Stimson, Putnam & Roberts, counsel for the Initial

     Purchasers, incurred in connection with the Exchange Offer and any one counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities covered by a Shelf Registration Statement, which counsel shall be reasonably satisfactory to the Issuer and the Guarantor. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to such Shelf Registration Statement.

(d)  Effective Registration Statement. The Exchange Offer Registration Statement
     --------------------------------
     pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective by the SEC, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Issuer and the Guarantor will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Issuer or the Guarantor voluntarily takes any action that would result in any such Registration Statement not being declared effective by the SEC or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

(e)  Additional Interest. In the event that (i) (A) neither the Exchange Offer
     -------------------
Registration Statement nor a Shelf Registration Statement is filed with the SEC on or prior to the 150th calendar day following the Time of Purchase or (B) notwithstanding that the Issuer and the Guarantor have consummated or will consummate an Exchange Offer, the Issuer and the Guarantor are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 2(b) hereof, (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the SEC on or prior to the 30th calendar day following the applicable required filing date or (B) notwithstanding that the Issuer and the Guarantor have consummated or will consummate an Exchange Offer, the Issuer and the Guarantor are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 30th calendar day after the date such Shelf Registration Statement was required to be filed, or (iii) the Issuer has not exchanged the Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 40th calendar day after the Exchange Offer Registration Statement was declared effective, then, in each case, the interest rate borne by the Securities shall be increased (the "Additional Interest") by 0.25% per annum
                                        -------------------
(1) commencing on the day after either required filing until, but excluding, the date the Exchange Offer Registration Statement or such Shelf Registration Statement is filed in the case of clause (i) above, (2) commencing on the 31st calendar day following the applicable required filing date until, but excluding, the date the Exchange Offer Registration Statement or such Shelf Registration Statement is declared effective by the SEC in the case of clause (ii) above and
(3) commencing on the 41st
calendar day following the date the Exchange Offer Registration Statement was declared effective until, but excluding, the exchange of Exchange Securities for all Securities tendered in the case of clause (iii) above; provided, however, that the aggregate maximum increase in such interest rate pursuant to this
Section 2(e) will in no event exceed 0.25% per annum. Upon (w) the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement in the case of clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement in the case of clause
(ii) above, (y) the exchange of Exchange Securities for all Securities tendered in the case of clause (iii) above or (z) the expiration of two years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar successor rule)) commencing at the Time of Purchase, Additional Interest on the Securities as a result of such clause (or relevant subclause thereof, as the case may be) from the date of such filing, effectiveness, exchange or expiration, as the case may be, shall cease to accrue.

     In the event that a Shelf Registration Statement has been declared effective and subsequently ceases to be effective prior to the end of the Effectiveness Period therefor (subject to extension pursuant to the last sentence of Section 3 hereof), then the interest rate borne by the Registrable Securities shall be increased by 0.25% per annum on the day such Shelf Registration Statement ceases to be effective. Upon the effectiveness of a Shelf Registration Statement that had ceased to remain effective, Additional Interest on the Securities shall cease to accrue unless and until such interest rate is increased as described in this paragraph.

     The Issuer and the Guarantor shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional
                                                ----------
Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

(f)  Specific Enforcement.   Without limiting the remedies available to the
     --------------------
Initial Purchasers and the Holders, the Issuer and the Guarantor acknowledge that any failure by either the Issuer or the Guarantor to comply with its obligations under Sections 2(a) and 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuer and the Guarantor under Sections 2(a) and 2(b) hereof.

3.  Registration Procedures.  In connection with the obligations of the Issuer
    -----------------------
and the Guarantor with respect to Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuer and the Guarantor shall use their reasonable best efforts to:

     (a) (i) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form or forms under the Securities Act, which form or forms (A) shall be selected by the Issuer and the Guarantor, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (C) shall comply as to form in all material respects with the requirements of such appropriate form or forms and include all financial statements required by the SEC to be filed therewith and (ii) cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to
Section 2(b) hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2(a) hereof is required to be delivered under the Securities Act by a Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed at least five Business Days prior to such filing. The Issuer and the Guarantor shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders and such Participating Broker-Dealer must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

     (b) (i) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period therefor or the Applicable Period, as the case may be, (ii) cause each Prospectus to be supplemented, if so determined by the Issuer or the Guarantor or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and (iii) comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period therefor or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

     (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in such Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders, (ii) furnish to each Holder of Registrable Securities included in such Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities and (iii) consent to the use of a Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in such Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

     (d) in the case of a Shelf Registration, to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that neither the Issuer nor the Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process, (iii) subject itself to taxation in any such jurisdiction if it is not then so subject or (iv) file annual reports or comply with any other requirement reasonably determined by the Issuer or the Guarantor to be unduly burdensome that would not otherwise be required but for this
Section 3(d);

     (e) in the case of (i) a Shelf Registration or (ii) Participating Broker-Dealers who (A) have notified the Issuer or the Guarantor that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, (B) are seeking to sell Exchange Securities and (C) are required to deliver a Prospectus, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly, and promptly confirm such notice in writing, (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information after such Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in Section 3(d) hereof or the initiation of any proceedings for that purpose, (4) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer or the Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any cease to be true and correct in all material respects, (5) in the case of a Shelf Registration, of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period for a Shelf Registration Statement relating to such Shelf Registration, that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (6) of the reasonable determination of the Issuer and the Guarantor that a post-effective amendment to the Registration Statement would be appropriate;

     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

     (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities covered by such Shelf Registration Statement, without charge, at least one conformed copy of each Shelf Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto unless requested);

     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

     (i) in the case of a Shelf Registration or the Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, (i) prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other document so that, as thereafter delivered to the Initial Purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Issuer and the Guarantor has amended or supplemented the Prospectus to correct such misstatement or omission;

     (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after the initial filing of a Shelf Registration Statement, (i) provide a reasonable number of copies of such document to the Holders and (ii) make such of the representatives of the Issuer and the Guarantor as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchasers on behalf of such Holders available for discussion of such document;

     (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

     (l) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act and execute, and cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (i) any Initial Purchaser, in the case where an Initial Purchaser holds Securities acquired by it as part of its initial distribution or (ii) Holders of Securities covered thereby, in the case where no Initial Purchaser holds any such Securities, (A) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Guarantor and its subsidiaries (including the Issuer) as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested, (B) obtain opinions of counsel to the Issuer and the Guarantor and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinions should be subject to customary qualifications and exceptions), (C) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuer and the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Issuer or the Guarantor for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters with copies thereof to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (the "AICPA") and (D) if an
                                                         -----
underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to Section 4 hereof (including such underwriters and selling Holders); the above shall be done at each closing under such underwriting agreements or as and to the extent required thereunder;

     (n) if (i) a Shelf Registration is filed pursuant to Section 2(b) hereof or
(ii) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2(a) hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable
     ----------
business hours, all financial and other records, pertinent corporate documents and properties (collectively, the "Records") of the Guarantor and its
                                   -------
subsidiaries (including the Issuer) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Guarantor and its subsidiaries (including the Issuer) to supply all relevant information in each case reasonably requested by any of the Inspectors in connection with such Registration Statement; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by you and on behalf of such other parties as described in Section 2(c) hereof. Records that the Issuer and the Guarantor determine, in good faith, to be confidential and any records that they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (C) the information in such Records has been made generally available to the public; each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that (1) information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer or the Guarantor unless and until such is made generally available to the public and (2) it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer or the Guarantor and allow the Issuer and the Guarantor at the expense of the Issuer and the Guarantor to undertake appropriate action to prevent disclosure of the Records deemed confidential;

     (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer and the Guarantor after the effective date of a Registration Statement, which statements shall cover such 12-month periods;

     (p) upon consummation of the Exchange Offer, if requested by the Trustee, obtain an opinion of counsel to the Issuer and the Guarantor addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer and that includes an opinion that (i) the Issuer has duly authorized, executed and delivered the Exchange Securities and the Guarantor has duly authorized, executed and delivered the Guarantee and (ii) (A) each of the Exchange Securities constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms (in each case, with customary exceptions) and (B) the Guarantee endorsed on any such security constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms (with customary exceptions);

     (q) if the Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Issuer or the Guarantor (or to such other Person as directed by the Issuer and the Guarantor) in exchange for the Exchange Securities the Issuer shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities and in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

     (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

     (s) take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

     (t) (i) in the case of the Exchange Offer Registration Statement (A) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers and shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), including a statement that any such
    ---------------------------
Participating Broker-Dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (B) furnish to each Participating Broker-Dealer who has delivered to the Issuer or the Guarantor the notice referred to in Section 3(e) hereof, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (each of the Issuer and the Guarantor hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement, or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto), (C) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities, provided that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period") and (D) include in
                                         -----------------
the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (1) the following provision:

     "if the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

and (2) a statement to the effect that by a Participating Broker-Dealer making the acknowledgment described in clause (1) above and by delivering a Prospectus in connection with the exchange of Registrable Securities, such Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

     (ii) in the case of the Exchange Offer Registration Statement, the Issuer and the Guarantor agree to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Initial Purchasers or such other representative, on behalf of the Participating Broker-Dealers, upon consummation of the Exchange Offer (A) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative, covering the matters customarily covered in opinions requested in connection with exchange offer registration statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (B) an officers' certificate containing certifications substantially similar to those set forth in Section 3(e) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (C) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72 of the AICPA.

     The Issuer and the Guarantor may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Issuer or the Guarantor such information regarding such seller and the proposed distribution of such Registrable Securities, to the extent necessary in connection with such registration, as the Issuer and the Guarantor may from time to time reasonably request in writing. The Issuer and the Guarantor may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request.

     In the case of a Shelf Registration Statement or Participating Broker-Dealers who have notified the Issuer or the Guarantor that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver a Prospectus, each Holder agrees that, upon receipt of any notice from the Issuer and the Guarantor of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Issuer and the Guarantor
                                     ------
that the use of the applicable Prospectus may be resumed, and, if so directed by the Issuer and the Guarantor, such Holder will deliver to the Issuer or the Guarantor (at the expense of the Issuer and the Guarantor) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Issuer or the Guarantor shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, each of the Issuer and the Guarantor shall use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer or the Guarantor shall have made available to the Holders copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Advice.

     4.  Indemnification and Contribution. (a) In connection with any
         --------------------------------
Registration Statement, the Issuer and the Guarantor agree, to the extent permitted by law, to indemnify, jointly and severally, and hold harmless each Holder, each Participating Broker-Dealer and each Person, if any, who controls any such Holder or Participating Broker-Dealer within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse each Holder, each Participating Broker-Dealer and each such controlling Person, if any, for any legal or other expenses as incurred by them in connection with defending any action, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement (or any amendment thereto) covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or action arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission that was made in such Registration Statement or Prospectus, as so amended or supplemented, in reliance upon and in conformity with information furnished in writing by such Holder or such Participating Broker-Dealer, as the case may be, expressly for use therein and except that this indemnity shall not inure to the benefit of any such Holder, Participating Broker-Dealer or controlling person on account of any losses, claims, damages, liabilities or actions arising from the sale of Securities to any Person if a copy of a Prospectus, as the same may then be amended or supplemented, was not sent or given by or on behalf of such Holder, Participating Broker-Dealer or controlling person to such Person with or prior to the written confirmation of the sale involved and the omission or alleged omission or untrue statement or alleged untrue statement was corrected in such Prospectus, as amended or supplemented, at the time of such confirmation and such Prospectus, as so amended or supplemented, was timely delivered to such Holder or Participating Broker-Dealer. Each Holder and Participating Broker-Dealer agrees within ten calendar days after the receipt by it or notice of the commencement of any action in respect to which indemnity from the Issuer or the Guarantor on account of its agreement contained in this Section 4(a) may be sought by it, or by any Person controlling it, to notify the Issuer and the Guarantor in writing of the commencement thereof, but the failure of such Holder or Participating Broker-Dealer so to notify the Issuer and the Guarantor of any such action shall not release either the Issuer or the Guarantor from any liability that it may have to such Holder or Participating Broker-Dealer or to any such controlling person otherwise than on account of the indemnity agreement contained in this Section 4(a). In case any such action shall be brought against any Holder or Participating Broker-Dealer or any such controlling person and such Holder or Participating Broker-Dealer shall notify the Issuer and the Guarantor of the commencement thereof, as above provided, the Issuer and the Guarantor shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel (which counsel shall be reasonably satisfactory to such Holder or Participating Broker-Dealer), to direct) the defense thereof at their own expense. In case the Issuer and the Guarantor elect to direct such defense and select such counsel ("Company Counsel"), any Holder or Participating Broker-
                          ---------------
Dealer or any such controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Holder, Participating Broker-Dealer or controlling person unless (i) the Issuer and the Guarantor have agreed in writing to pay such fees and expenses or (ii) the named parties to any such action (including any impleaded parties) include both any such Holder, Participating Broker-Dealer or controlling person and the Issuer and the Guarantor, and any such Holder, Participating Broker-Dealer or controlling person shall have been advised by its counsel that a conflict of interest between the Issuer or the Guarantor and any such Holder, Participating Broker-Dealer or controlling person may arise (and Company Counsel shall have concurred in good faith with such advice) and for this reason it is not desirable for Company Counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the Issuers and the Guarantor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for any such Holder, Participating Broker-Dealer or controlling person (plus any local counsel retained by any such Holder, Participating Broker-Dealer or controlling person in their reasonable judgement), which firm (or firms) shall be designated in writing by any such Holder, Participating Broker-Dealer or controlling person).

     (b) Each Holder agrees, to the extent permitted by law, to indemnify and hold harmless the Issuer and the Guarantor, their directors and their officers and each Person, if any, who controls either of the Issuer or the Guarantor within the meaning of Section 20(a) of the Exchange Act, to the same extent and upon the same terms as the indemnity agreement of the Issuer and the Guarantor set forth in Section 4(a) hereof, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in a Shelf Registration Statement or a Prospectus with respect thereto, as they may be amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Issuer and the Guarantor by such Holder expressly for use therein. The Issuer and the Guarantor agree within ten calendar days after the receipt by it or notice of the commencement of any action in respect of which indemnity from such Holder on account of its agreement contained in this Section 4(b) may be sought by it, or by any such controlling person, to notify such Holder in writing of the commencement thereof, but the failure of the Issuer or the Guarantor so to notify such Holder of any such action shall not release such Holder from any liability that it may have to the Issuer or the Guarantor or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 4(b).

     (c) If recovery is not available under Section 4(a) or 4(b) hereof for any reason other than as specified therein, the indemnified party shall be entitled to contribution for any and all losses, claims, damages, liabilities and expenses for which such indemnification is so unavailable under this Section 4(c). In determining the amount of contribution to which such indemnified party is entitled, there shall be considered the relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Issuer, the Guarantor and each Holder agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Holders were treated as one entity for such purpose) without reference to the considerations called for in the previous sentence. No Holder or any such controlling person shall be obligated to contribute any amount or amounts hereunder that in the aggregate exceeds the total price at which Registrable Securities were sold by such Holder, less the aggregate amount of any damages that such Initial Purchaser and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any Holder's obligation to contribute under this Section 4 is several in proportion to the aggregate principal amount of such Holder's Registrable Securities that were registered pursuant to a Registration Statement.

     (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not such indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

5.  Participation in Underwritten Registrations. No Holder may participate in
    -------------------------------------------
any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

6.  Selection of Underwriters.  The Holders of Registrable Securities covered by
    -------------------------
a Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer such offering will be selected by the Majority Holders; provided, however, that such underwriters and managers must be reasonably satisfactory to the Issuer and the Guarantor.

7.  Miscellaneous.  (a)  Rule 144 and Rule 144A.  For so long as the Issuer or
    -------------        ----------------------
the Guarantor is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Issuer and the Guarantor, as the case may be, agrees that (a) it will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder and (b) if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities, (i) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act,
(ii) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, (B) Rule 144A under the Securities Act , as such rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Issuer and the Guarantor will deliver to such Holder a written statement as to whether or not it has complied with such requirements.

(b)  No Inconsistent Agreements.  Neither the Issuer nor the Guarantor has
     --------------------------
entered into nor will either on or after the date of this Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the other issued and outstanding securities of the Issuer and the Guarantor under any such agreements.

(c)  Amendments and Waivers.  The provisions of this Agreement, including the
     ----------------------
provisions of this Section 7(c), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantor have obtained the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification or supplement or waiver or consent to departure with respect to the provisions of
Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

(d)  Notices.  All notices and other communications provided for or permitted
     -------
hereunder shall be made in writing by hand delivery, telex, telecopier or any courier guaranteeing overnight or two day delivery (i) if to a Holder, at the most current address given by such Holder to the Issuer or the Guarantor by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Issuer or the Guarantor, initially at the appropriate address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d). All such notices and communications shall be deemed to have been duly given: (A) at the time delivered by hand, if personally delivered; (B) when answered back, if telexed; (C) when receipt is acknowledged, if telecopied; and (D) in one or two Business Days, as the case may be, if timely delivered to an air courier guaranteeing overnight or two day delivery. The Person giving the same to the Trustee, at the address specified in the Indenture, shall concurrently deliver copies of all such notices, demands, or other communications.

(e)  Successors and Assigns.  This Agreement shall inure to the benefit of and
     ----------------------
be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

(f)  Third Party Beneficiary.  Each of the Initial Purchasers shall be a third-
     -----------------------
party beneficiary of the agreements made hereunder between the Issuer and the Guarantor, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(g)  Counterparts.  This Agreement may be executed in any number of counterparts
     ------------
and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)  Headings.  The headings in this Agreement are for convenience of reference
     --------
only and shall not limit or otherwise affect the meaning hereof.

(i)  GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE
     -------------
WITH THE LAWS OF THE STATE OF NEW YORK. The Issuer and the Guarantor irrevocably consent and agree that any civil action, suit or proceeding against them with respect to their obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and, until amounts due and to become due in respect of the Securities have been paid, hereby irrevocably consent and submit to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any civil action, suit or proceeding for themselves and in respect of their properties, assets and revenues.

(j)  Appointment of Agents for Service of Process.  The Issuer and the Guarantor
     --------------------------------------------
have irrevocably designated, appointed, and empowered CT Corporation System, located at 1633 Broadway, New York, New York 10019, as their designee, appointee and agent to receive, accept and acknowledge for and on their behalf, and their properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any civil action, suit or proceeding brought against them in any United States or state court. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Issuer and the Guarantor agree to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York. The Issuer and the Guarantor further hereby irrevocably consent and agree to the service of any and all legal process, summons, notices and documents in any civil action, suit or proceeding against them by serving a copy thereof upon the relevant agent for service of process referred to in this Section 7(j) (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Issuer and the Guarantor at their respective addresses specified in or designated pursuant to this Agreement. The Issuer and the Guarantor agree that the failure of any such designee, appointee and agent to give any notice of such service to them shall not impair or affect in any way the validity of such service or any judgment rendered in any civil action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of any of the other parties hereto to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Issuer and the Guarantor or bring civil actions, suits or proceedings against the Issuer and the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Issuer and the Guarantor irrevocably and unconditionally waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any of the aforesaid civil actions, suits or proceedings arising out of or in connection with this Agreement brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such civil action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(k)  Survival.  The provisions of Sections 4, 7(i), 7(j), 7(l) and 7(m)  hereof
     --------
shall survive any termination of this Agreement, in whole or part.

(l)  Waiver of Immunities.  To the extent that the Issuer or the Guarantor may
     --------------------
in any jurisdiction claim for itself or its assets immunity (to the extent such immunity may now or hereafter exist, whether on the grounds of sovereign immunity or otherwise) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service or notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Issuer and the Guarantor irrevocably agree with respect to any matter arising under the Agreement, for the benefit of the Initial Purchasers, not to claim, and irrevocably waive, such immunity to the full extent permitted by the laws of such jurisdiction.

(m)  Foreign Taxes; Judgment Currency.  (i) All payments by the Issuer or the
     --------------------------------
Guarantor to the Initial Purchasers hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by the United Kingdom or any other jurisdiction in which the Issuer or the Guarantor has a branch or an office from which payment is made or deemed to be made, excluding (x) any such tax imposed by reason of any Initial Purchaser having some connection with any such jurisdiction other than its participation as an Initial Purchaser hereunder and (y) any income or franchise tax on the overall net income of any Initial Purchaser imposed by the United States of America or by the State of New York or any political subdivision of the United States of America or of the State of New York (all such non-excluded taxes, "Foreign Taxes"). If either the Issuer or the Guarantor is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to such Initial Purchaser an amount that, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments), equals the amount that would have been payable if no Foreign Taxes applied; and (ii) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder to the Initial Purchasers from United States dollars into another currency, the Issuer and the Guarantor have agreed, and each Initial Purchaser will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such Initial Purchasers could purchase United States dollars with such other currency in The City of New York on the business day preceding the day on which final judgment is given. The obligations of the Issuer and the Guarantor in respect of any sum payable by it to the Initial Purchasers shall, notwithstanding any judgment in a currency (the "judgment currency") other than United States dollars, be discharged only to the extent that on the business day following receipt by such Initial Purchaser of any sum, adjudged to be so due in the judgment currency, such Initial Purchaser may in accordance with normal banking procedures purchase United States dollars with the judgment currency; if the amount of United States dollars so purchased is less than the sum originally due to such Initial Purchaser in the judgment currency (determined in the manner set forth in the preceding paragraph), the Issuer and the Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss, and if the amount of the United States dollars so purchased exceeds the sum originally due to such Initial Purchaser, such Initial Purchaser agrees to remit to the Issuer or the Guarantor, as the case may be, such excess amount.

(n)  Severability.  In the event that any one or more of the provisions
     ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(o)  Securities Held by the Issuer or the Guarantor or their Affiliates.
     ------------------------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or the Guarantor, or their affiliates (as such term is defined in Rule 405 under the Securities Act), shall not be counted in determining whether or not such consent or approval was given by the Holders of such required percentage.

(p)  Luxembourg Stock Exchange Provisions.  (i) The Issuer and the Guarantor
     ------------------------------------
will use their reasonable best efforts to list the Exchange Securities on the Luxembourg Stock Exchange; and (ii) as long as the Securities or Exchange Securities, as applicable, are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require:

          (A) The exchange of the Securities for the Exchange Securities pursuant to the Exchange Offer may be effected through the Paying Agent in Luxembourg,
          (B)  The Issuer and the Guarantor will provide such Paying Agent with all documentation with respect to the Exchange Offer, and
          (C)  The Issuer and the Guarantor will cause the publication of a notice in a leading newspaper having general circulation in Luxembourg (x) prior to the Exchange Offer, indicating the procedures to be followed pursuant to the Exchange Offer, (y) subsequent to the Exchange Offer, indicating the results thereof and (z) of the payment of any Additional Interest.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              Yorkshire Power Finance Limited

                              By:  /s/ A. A. Pena
                                 Name: A. A. Pena
                                 Title:   Attorney-in-fact

                              Yorkshire Power Group Limited

                              By: /s/ A. A. Pena
                                 Name: A. A. Pena
                                 Title:   Director



Confirmed and accepted as of
 the date first above written:

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Brothers Inc
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Securities LLC

By:  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: /s/ Robert Craig
  Name: Robert Craig
  Title:   Vice President